Exhibit 10.12

FIRST AMENDMENT TO
REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of January      , 2019, is entered into by and among NEWEGG INC., a Delaware corporation, NEWEGG NORTH AMERICA INC., a Delaware corporation, NEWEGG.COM AMERICAS INC., a Delaware corporation, NEWEGG CANADA INC., an Ontario corporation, NEWEGG BUSINESS INC., a Delaware corporation, OZZO INC., a Delaware corporation, MAGNELL ASSOCIATE, INC., a California corporation, ROSEWILL INC., a Delaware corporation, NEWEGG MARKETPLACE INC., a Delaware corporation, INOPC, INC., an Indiana corporation, CAOPC, INC., a California corporation, NJOPC, INC., a New Jersey corporation, and NEWEGG LOGISTICS SERVICES INC., a Delaware corporation (collectively, “Borrowers”), the financial institutions that are signatories hereto (collectively, the “Lenders”), EAST WEST BANK, as Administrative Agent for the Lenders, and PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent for the Lenders, with reference to the following facts:

RECITALS

A. The parties to this Amendment have entered into a Revolving Credit and Security Agreement, dated as of July 27, 2018 (the “Credit Agreement”), pursuant to which the Lenders provide certain credit facilities to Borrowers.

B. The parties wish to amend the Credit Agreement to correct and modify the Investments negative covenant set forth in Section 7.4 of the Credit Agreement so that it permits the Borrowers to make Investments in Persons that are not Borrowers or Guarantors in an aggregate amount during the term of the Credit Agreement of up to $30,000,000.

NOW, THEREFORE, the parties hereby agree as follows:

1. Defined Terms. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified for such terms in the Credit Agreement.

2. Amendment of Investment Negative Covenant. Section 7.4 of the Credit Agreement is hereby amended and restated to read in full as follows:

“7.4 Investments. Purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, other than: (a) Permitted Investments; (b) investments in the Equity Interests of Persons that are not Borrowers or Guarantors in an aggregate amount during the term of this Agreement not to exceed $30,000,000; and (c) investments in the Equity Interests of Foreign Subsidiaries of Borrowers in an aggregate amount in any fiscal year not to exceed $15,000,000, provided that (i) at the time of any Investment under clause (b) or (c) above and after giving effect thereto Excess Availability is at least 20% of the Loan Cap and (ii) so long as Borrowers satisfy the Transaction Conditions, if Borrowers make investments of the type described in clause (b) or (c) above with Net Equity Proceeds, such investments shall not count toward the dollar limits set forth in such clauses to the extent they are made with Net Equity Proceeds.”

3. Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

(a) This Amendment. Agent shall have received this Amendment, duly executed by the Borrowers, the Agents and the Lenders; and

(b) Acknowledgment of Guarantors. The Guarantors shall have signed the Acknowledgment of Guarantors attached to this Amendment.

4. Miscellaneous.

A. Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or in any Other Document shall survive the execution and delivery of this Amendment.

B. References to the Credit Agreement. The Credit Agreement, each of the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended by this Amendment.

C. Credit Agreement Remains in Effect. The Credit Agreement and the Other Documents remain in full force and effect and Borrowers ratify and confirm their agreements and covenants contained therein.

D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

F. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

G. Expenses of Administrative Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of legal counsel to Administrative Agent.

H. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

NEWEGG INC.,
a Delaware corporation

By:	/s/ YueHPai
Name:	YueHPai (aka Robert) Chang
Title:	Chief Financial Officer

NEWEGG NORTH AMERICA INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

NEWEGG.COM AMERICAS INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

NEWEGG CANADA INC.,
an Ontario corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

NEWEGG BUSINESS INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

First Amendment to Revolving Credit and Security Agreement

BORROWERS (CONTINUED):

NEWEGG BUSINESS INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

OZZO INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

MAGNELL ASSOCIATE, INC.,
a California corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

ROSEWILL INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

First Amendment to Revolving Credit and Security Agreement

BORROWERS CONTINUED:

NEWEGG MARKETPLACE INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

INOPC INC.,
a Indiana corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

CAOPC INC.,
a California corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

NJOPC INC.,
a New Jersey corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

First Amendment to Revolving Credit and Security Agreement

EAST WEST BANK,
as Administrative Agent and as a Lender

By:	/s/ Linda Lee
Linda Lee
First Vice President

First Amendment to Revolving Credit and Security Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Collateral Agent and as a Lender

By:
Name:
Title:

First Amendment to Revolving Credit and Security Agreement

PREFERRED BANK,
as a Lender

By:
Name:
Title:

First Amendment to Revolving Credit and Security Agreement

ACKNOWLEDGMENT OF GUARANTORS

The undersigned (collectively, the "Guarantors") hereby acknowledge and agree to the amendments to the Revolving Credit and Security Agreement (the "Credit Agreement") contained in the attached First Amendment to Revolving Credit and Security Agreement (the "Amendment"), acknowledge and reaffirm their respective obligations owing to the Agents and the Lenders under their respective Guaranties, and agree that their respective Guaranties are and shall remain in full force and effect with respect to the Obligations under the Credit Agreement, as amended by the Amendment. Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Guarantors understand that neither any Agent nor any Lender has any obligation to inform the Guarantors of such matters in the future nor any obligation to seek the Guarantors' acknowledgement or agreement to future amendments to the Credit Agreement, and nothing herein shall create such a duty. All capitalized terms used in this Acknowledgment of Guarantors without definition shall have the respective meanings set forth for such terms in the Credit Agreement, as amended by the Amendment.

NEWEGG ENTERPRISES LLC,
a Delaware limited liability company

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

NEWEGG TECH INC.,
a Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

CHIEFVALUE.COM, INC.,
a New Jersey corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

Acknowledgment of Guarantors

NUTREND AUTOMOTIVE INC.,
an Delaware corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

TNOPC, INC.,
a Tennessee corporation

By:	/s/ Jing Wu
Name:	Jing (aka James) Wu
Title:	President

Acknowledgment of Guarantors